Exhibit 32

                           PURSUANT TO 18 U.S.C. 1350

         In connection with the accompanying Annual Report of Mediscience Technology Corp. (the "Company") on Form 10-KSB for the fiscal year ended February 28, 2007 (the "Report"), each of the undersigned officers of the Company, hereby certify that to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June  13, 2007
                                       By:      /s/ Peter Katevatis
                                           -------------------------------------
                                                Peter Katevatis
                                                Chief Executive Officer

Date:  June  13, 2007
                                       By:      /s/ Frank D. Benick
                                           -------------------------------------
                                                Frank D. Benick
                                                Chief Financial Officer

         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.